UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2011 (May 31, 2011)
Arch Coal, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address of Principal Executive Offices) (Zip Code)
(314) 994-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Public Offering of Common Stock
     On May 31, 2011, Arch Coal, Inc. (“Arch”) disclosed in a press release that it has commenced a public offering of 44.0 million shares of its common stock, plus an underwriters’ over-allotment option of 6.6 million shares. A copy of the press release is attached hereto as Exhibit 99.1.
Expiration of HSR Waiting Period
     On June 1, 2011, Arch disclosed in a press release that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for Arch’s pending acquisition of International Coal Group, Inc. (“ICG”) expired on May 31, 2011. A copy of the press release is attached hereto as Exhibit 99.2.
     The information contained in Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
Private Offering of Senior Notes
     On May 31, 2011, Arch disclosed in a press release that it has commenced a private offering of $2.0 billion aggregate principal amount of senior notes (the “Notes”). The Notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.3.
Important Additional Information
     This communication is provided for informational purposes only. It does not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities. Arch and its subsidiary Atlas Acquisition Corp. have filed with the Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO, including the offer to purchase and related documents, which has been previously amended and will be further amended as necessary. ICG has filed with the SEC a tender offer solicitation/recommendation statement on Schedule 14D-9, which has been previously amended and will be further amended as necessary. These documents contain important information and stockholders of ICG are advised to carefully read these documents before making any decision with respect to the cash tender offer. These documents are available at no charge on the SEC’s website at http://www.sec.gov. In addition, a copy of the offer to purchase, letter of transmittal and certain related tender offer documents may be obtained free of charge by directing such requests to Arch Coal investor relations at (314) 994-2897 or our information agent, Innisfree M&A Incorporated, at (877) 717-3922 (toll-free for stockholders) or (212) 750-5833 (collect for banks and brokers). A copy of the tender offer statement and ICG’s solicitation/recommendation statement on Schedule 14D-9 are available to all stockholders of ICG free of charge at http://www.intlcoal.com.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated May 31, 2011 announcing public offering of common stock.

99.2	Press release dated June 1, 2011 announcing expiration of HSR waiting period.

99.3	Press release dated May 31, 2011 announcing private offering of senior notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH COAL, INC. (Registrant)
By:	/s/ Robert G. Jones
	Name:	Robert G. Jones
	Title:	Senior Vice President — Law, General Counsel and Secretary

Date: June 2, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated May 31, 2011 announcing public offering of common stock.

99.2	Press release dated June 1, 2011 announcing expiration of HSR waiting period.

99.3	Press release dated May 31, 2011 announcing private offering of senior notes.